Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, who is carrying out the functions of Chief Financial Officer for Brookfield Business Corporation (the “Corporation”) hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to her knowledge, as filed with the Securities and Exchange Commission on the date hereof, (i) the annual report of the Corporation on Form 20-F for the fiscal year ended December 31, 2025 filed on behalf of and as successor to Brookfield Business Partners L.P. (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Annual Report fairly presents in all material respects the financial condition and results of operations of the Corporation.

Dated: March 30, 2026

/s/ Jaspreet Dehl
Name:	Jaspreet Dehl
Title:	Chief Financial Officer, Brookfield Business Corporation